Filed Pursuant to Rule 497(a)

File No. 333-202531

Rule 482ad

FIDUS INVESTMENT CORPORATION ANNOUNCES

COMMENCEMENT OF PUBLIC OFFERING OF COMMON STOCK

EVANSTON, Ill., June 19, 2017 – Fidus Investment Corporation (NASDAQ:FDUS) (“Fidus” or the “Company”) today announced the commencement of a registered underwritten public offering of 1,500,000 shares of its common stock. The Company also plans to grant the underwriters a 30-day option to purchase an additional 225,000 shares of its common stock at the public offering price.

The Company intends to use the net proceeds of this public offering to make investments in lower middle-market companies in accordance with its investment objective and strategies, to repay the outstanding indebtedness under its credit facility, to increase borrowing capacity under the Small Business Investment Company (“SBIC”) debenture program, and for working capital and general corporate purposes. The expansion of the Company’s utilization of the SBIC debenture program is subject to approval by the U.S. Small Business Administration.

Raymond James, Robert W. Baird & Co. Incorporated and Keefe, Bruyette & Woods, A Stifel Company, are joint bookrunning managers for the offering.

This issuance of shares will be made pursuant to a shelf registration statement on Form N-2 that has been filed with, and has been declared effective by, the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Raymond James, 880 Carillon Parkway, St. Petersburg, Florida 33716 (telephone number: 1-800-248-8863). Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement and accompanying prospectus contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the shares in this offering or any other securities nor will there be any sale of the securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

ABOUT FIDUS INVESTMENT CORPORATION

Fidus Investment Corporation provides customized debt and equity financing solutions to lower middle-market companies, which management generally defines as U.S. based companies with revenues between $10 million and $150 million. The Company’s investment objective is to provide attractive risk-adjusted returns by generating both current income from debt investments and capital appreciation from equity related investments. Fidus seeks to partner with business owners, management teams and financial sponsors by providing customized financing for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives.

Fidus is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. In addition, for tax purposes, Fidus has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Fidus was formed in February 2011 to continue and expand the business of Fidus Mezzanine Capital, L.P., which commenced operations in May 2007 and is licensed by the U.S. Small Business Administration as a small business investment company.

FORWARD-LOOKING STATEMENTS

This press release may contain certain forward-looking statements which are based upon current expectations and are inherently uncertain. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. Such statements speak only as of the time when made, and are based on information available to the Company as of the date hereof and are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update any such statement now or in the future, except as required by applicable law.

Company Contact:	Investor Relations Contact:
Shelby E. Sherard	Jody Burfening
Chief Financial Officer	LHA
Fidus Investment Corporation	(212) 838-3777
(847) 859-3938	jburfening@lhai.com